Charter of the Audit and Finance Committee of the Board of Directors

of

Digitiliti Inc.

Purpose

The purpose of the Audit and Finance Committee (the “Audit Committee”) of the board of directors (the “Board”) of Digitiliti, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.  The Committee also has oversight of the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm and the performance of the Company’s independent registered public accounting firm.

Composition

The Audit Committee shall consist of at least three directors, each of whom:

•

shall be “independent” as that term is defined under the applicable listing standards of The Nasdaq Stock Market;

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shall meet the criteria of independence under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules adopted by the Securities and Exchange Commission (the “SEC”) pursuant to the Sarbanes-Oxley Act, all as in effect from time to time;

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shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment;

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shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to such member’s appointment to the Audit Committee; and

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shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

At least one member of the Audit Committee must have accounting or financial management expertise as required by the Nasdaq rules.  The Audit Committee shall also endeavor to have at all times on the Audit Committee at least one member who satisfies the definition of an “audit committee financial expert” as defined by the SEC.

Compliance with the foregoing requirements shall be determined by the Board in its business judgment and in accordance with applicable rules, regulations and standards in effect from time to time.

Each Audit Committee member shall be appointed by the Board on the recommendation of the Corporate Governance and Nomination Committee of the Board.  Audit Committee members may be removed or replaced by the Board from time to time in its discretion.

The Board shall appoint one member of the Audit Committee as chairperson.  He or she shall be responsible for leadership of the Audit Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board.  If an Audit Committee Chair is not present at a meeting, the other members of the Audit Committee may designate a Chair. The Chief Financial Officer will be the management liaison to the Audit Committee.

Responsibilities and Duties

The Audit Committee recognizes that the preparation of the Company’s financial statements and other financial information is the responsibility of the Company’s management and that the auditing, or conducting reviews, of those financial statements and other financial information is the responsibility of the Company’s independent auditor.  The Audit Committee’s responsibility is to oversee management and the outside auditors in regard to the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

The Company’s management, and its independent auditor, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than members of the Audit Committee.  Consequently, the Audit Committee is not responsible for providing any expert or special assurance as to the Company’s financial statements and other financial information or any professional certification as to the independent auditor’s work, including without limitation its reports on and reviews of the Company’s financial statements and other financial information.

In carrying out its responsibilities, the Audit Committee believes that its policies and procedures should remain flexible in order to best react to changing circumstances.  The primary duties and responsibilities of the Audit Committee shall be as follows:

Oversight of Independent Auditor

1.

Directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of the Company’s independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditor shall report directly to the Audit Committee.

2.

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such member(s) shall be presented to the full Audit Committee at its next scheduled meeting.  The Audit Committee may establish policies and procedures regarding the engagement of the independent auditor to render services to the Company, provided that the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and the pre-approval policies and procedures do not include the delegation of the Audit Committee responsibilities to management.  If pre-approval policies and procedures are adopted, the Company may engage the independent auditor to perform services consistent with the policies and procedures.  When pre-approving non-audit services, the Audit Committee should consider whether the non-audit services preformed by the independent auditor is compatible with maintaining the independent auditor’s independence.

3.

Review and discuss representations from the independent auditor regarding:

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critical accounting policies and practices to be used;

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alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

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other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

4.

Ensure regular rotation of the lead and concurring audit partners and other significant audit partners of the Company’s independent auditor as required by law.

5.

Obtain and review a report from the independent auditor at least annually regarding:

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the independent auditor’s internal quality-control procedures;

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any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor;

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any steps taken to deal with any such issues, and

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all relationships between the independent auditor and the Company consistent with applicable requirements of the Public Company Accounting Oversight Board as set forth in PCAOB Rule 3526.

6.

Evaluate the qualifications, performance and independence of the independent auditor, including:

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actively engaging in a dialogue with the independent auditor regarding any relationship or services that may impact the auditor’s objectivity and independence;

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at least annually, evaluate the independence of the auditor, including assessing whether all relationships between the independent auditor and the Company and the provisions of permissive non-audit services are compatible while maintaining the auditor’s independence;

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considering whether the independent auditor’s quality controls are adequate; and

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reviewing and evaluating the qualifications and performance of the Company’s independent auditor, including the independent auditor’s judgment about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

7.

On an annual basis, review the independent auditor’s audit plan and discuss scope, staffing, locations, reliance upon management and general audit approach.

8.

Review with the independent auditor any audit problems or difficulties the auditor may have encountered and management’s response thereto.  Such reviews should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

9.

Discuss with the independent auditor the matters required to be discussed by Statement on Accounting Standards No. 61 related to the conduct of the audit.

10.

Require the independent auditor to review and discuss with the Committee issues on which the Company’s audit team consulted with the national office of the independent auditor.

Oversight of Financial Reporting and Disclosure Matters

11.

Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of the Company’s 10-K, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

12.

Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of the Company’s Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

13.

Discuss with management and the independent auditor:

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material financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

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any material changes, including proposed changes, in the Company’s selection or application of accounting principles (the Audit Committee should ascertain the reasons for the change and inquire if the accounting change will be mentioned in the independent auditor’s report. Discussion should also include the independent auditor’s and management’s qualitative judgments about the appropriateness, not just acceptability, of the proposed change);

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any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data;

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the independent auditor’s attestation of management’s report on internal controls;

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whether management (i) is setting the appropriate tone for all employees by communicating the importance of internal control and (ii) is taking appropriate steps designed to ensure that employees possess an appropriate understanding of their roles and responsibilities;

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the extent to which the independent auditor reviews computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown;

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whether internal control recommendations made by the independent auditor have been implemented by management; and

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any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

14.

Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies, prior to public release.

15.

Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

16.

Review any significant reports to management prepared by the independent auditor and management’s responses.

17.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

18.

Discuss with management the status of pending litigation, taxation matters and other areas of oversight with respect to the legal and compliance area as may be appropriate.

19.

Review with the Company’s outside counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies, and any management material reports or inquiries received from regulatory or governmental agencies.

Oversight of Compliance and Regulatory Matters

20.

Establish and review periodically procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.  The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the Company’s outside counsel and anyone in the Company.

21.

Discuss with the independent auditor and management any other matters covered by Section 10A of the Securities Exchange Act of 1934 as determined necessary or appropriate by the Audit Committee to ensure compliance.

22.

Obtain from the independent auditor assurance that it has not detected or become aware of any illegal acts involving the Company.

23.

Periodically review the Code of Conduct and the Insider Trading Policy applicable to Company directors, officers and employees, review any reports from management, the General Counsel and the independent auditor regarding compliance by the Company and its affiliates with applicable legal requirements and such code and policy, advise the Board regarding such compliance and recommend to the Board any changes to such code and policy.

Other Responsibilities

24.

Approve all related party transactions of the Company.  The term “related party transaction” shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

25.

Review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditor.

26.

Discuss with management guidelines and policies for assessing and managing the Company’s risk exposure and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

27.

Evaluate and approve independent auditors for all Company benefit plans which require audits.

28.

Annually review compliance with any Code of Business Conduct and Ethics enacted by the Company.  The Audit Committee shall review with the Company’s counsel legal and regulatory matters brought to the attention of the Audit Committee that may have a material impact on the financial statements or compliance policies.  The Audit Committee shall respond appropriately to any matters reported to the Audit Committee by counsel, including recommending to the Board any appropriate remedial measures or sanctions.

29.

Perform any other activities consistent with this Audit Committee Charter, the Company’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Committee Administration

30.

Prepare the Audit Committee report required by the rules of the SEC to be included in the Company’s annual proxy statement.

31.

Meet periodically with management and the independent auditor in separate executive sessions.

32.

Review the Audit Committee’s own performance annually.

33.

Review and reassess the adequacy of this Audit Committee Charter annually and recommend any proposed changes to the Corporate Governance and Nomination Committee and have the Audit Committee Charter published in accordance with SEC regulations.

34.

Retain independent counsel and other legal, accounting or other advisors as the Audit Committee determines necessary to carry out its duties.  The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee and for payment of ordinary administrative expenses that are necessary for the Audit Committee to carry out its duties.

The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management or the independent auditor.  While the Audit Committee has the responsibilities set forth in this Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of the Company’s management and independent auditor.

To the extent permissible under applicable laws and regulations, the Audit Committee may delegate its responsibilities to one or more members of the Audit Committee.

Meetings

The Audit Committee shall meet at least four times annually and special meetings shall be called as necessary. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting.

The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

All meetings of the Audit Committee shall be held pursuant to the By-laws of the Company with regard to notice and waiver thereof, and written minutes and presentations of each meeting and other Audit Committee correspondence shall be duly filed in the Company’s records.  Consistent with the By-laws, the Audit Committee may take action by written consent.

To the fullest extent permissible under applicable law, each member of the Audit Committee is entitled to rely in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Audit Committee by any of the Company’s officers, employees, or committees, the external auditor, any internal auditing department or any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

As the above-listed tasks and focus areas may not be relevant to all of the matters and tasks that the Audit Committee may consider and act upon from time to time, the members of the Audit Committee in their judgment and within the bounds of any applicable law, rule or regulation may determine the relevance of and attention that those items should receive in any particular context.

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